                                                        EXHIBIT 99.B24





                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Fund, Inc.



                     Signature            Title        Date


          /s/ James S. Akins             Director      January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Fund, Inc.



                    Signature            Title         Date


          /s/ Arthur R. Gottschalk       Director      January 21, 1998
          ------------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Fund, Inc.



                      Signature            Title       Date


          /s/ Frederick T. Kelsey          Director    January 21, 1998
          -----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Fund, Inc.



                      Signature           Title        Date

          /s/ Daniel Pierce               Director     January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Fund, Inc.



                      Signature           Title        Date


          /s/ Fred B. Renwick             Director     January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Fund, Inc.



                      Signature           Title        Date


          /s/ John B. Tingleff            Director    January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Fund, Inc.



                      Signature          Title         Date


          /s/ Edmond D. Villani          Director      January 21, 1998
          ----------------------

                                  POWER OF ATTORNEY
                                  -----------------



               The person whose signature appears below hereby appoints Kathryn L. Quirk, Caroline Pearson, and Philip J. Collora and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of Kemper Value Fund, Inc.



                      Signature           Title        Date


          /s/ John G. Weithers            Director     January 21, 1998
          --------------------------